UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

					FORM 8-K

				-----------------------

				    Current Report
			Pursuant to Section 13 OR 15(d) of The
			    Securities Exchange Act Of 1934

    Date of Report (Date of earliest event reported): May 13, 2005


                  	 Sutron Corporation
	(Exact name of registrant as specified in its charter.)

          Virginia			  0-12227 		   54-1006352
(State or other jurisdiction		(Commission		(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)


		21300 Ridgetop Circle, Sterling Virginia       20166
		(Address of principal executive offices)     (Zip Code)


                   		(703) 406-2800
		(registrants telephone number, including area code)


					Not Applicable
	(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
In accordance with SEC Release No. 33-8255, the following information is furnished. On May 13, 2005, Sutron Corporation announced via press release the Company's results for its first quarter ended March 31, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


					SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 13, 2005	       	Sutron Corporation
						(Registrant)


						By /s/ Sidney C. Hooper
						Sidney C. Hooper
						Chief Financial Officer